UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 9, 2007

Louisiana Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Louisiana	001-33573	20-8715162
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1600 Veterans Memorial Boulevard, Metairie, Louisiana	70005
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (504) 834-1190

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Not applicable.

(e) On July 9, 2007, Louisiana Bancorp, Inc. (“Louisiana Bancorp” or the “Company), the new holding company for the Bank of New Orleans, a federally chartered savings bank (the “Bank”), upon the Bank’s mutual-to-stock conversion (the “Conversion”), and the Bank each entered into employment agreements with Lawrence J. LeBon, III, President and Chief Executive Officer of each of the Company and the Bank, and with John LeBlanc, Senior Vice President and Chief Financial Officer of each of the Company and the Bank. The terms of the employment agreements are described under the heading “Management – Benefit Plans – Proposed Employment Agreements” in the Company’s prospectus, dated May 14, 2007, as filed with the SEC pursuant to Rule 424(b)(3) on May 23, 2007 (SEC File No. 333-141465), which descriptions are incorporated herein by reference. For additional information, reference also is made to the agreements which are included herein as exhibits and which are incorporated by reference thereto.

ITEM 8.01	Other Events

On July 9, 2007, Louisiana Bancorp issued a press release announcing the completion of the Conversion. Upon completion of the Conversion, Louisiana Bancorp became the holding company for the Bank and owns all of the issued and outstanding shares of the Bank’s common stock. In connection with the Conversion, 6,345,732 shares of common stock, par value $0.01 per share, of Louisiana Bancorp (“Common Stock”) were sold in the subscription offering to certain depositors of the Bank for $10 per share, or $63.5 million in the aggregate.

For additional information, reference is made to the press release of Louisiana Bancorp, dated July 9, 2007, included as Exhibit 99.1 hereto and incorporated herein by reference.

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ITEM 9.01	Financial Statements and Exhibits

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits

The following exhibits are filed herewith.

Exhibit Number	Description
10.1	Employment Agreement, dated July 9, 2007, between Louisiana Bancorp, Inc. and Lawrence J. LeBon, III

10.2	Employment Agreement, dated July 9, 2007, between Bank of New Orleans and Lawrence J. LeBon, III

10.3	Employment Agreement, dated July 9, 2007, between Louisiana Bancorp, Inc. and John LeBlanc

10.4	Employment Agreement, dated July 9, 2007, between Bank of New Orleans and John LeBlanc

99.1	Press Release, dated July 9, 2007

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LOUISIANA BANCORP, INC.

Date: July 11, 2007	By:	/s/ Lawrence J. LeBon, III
Lawrence J. LeBon, III
Chairman, President and Chief Executive Officer

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EXHIBIT INDEX

Exhibit Number	Description
10.1	Employment Agreement, dated July 9, 2007, between Louisiana Bancorp, Inc. and Lawrence J. LeBon, III

10.2	Employment Agreement, dated July 9, 2007, between Bank of New Orleans and Lawrence J. LeBon, III

10.3	Employment Agreement, dated July 9, 2007, between Louisiana Bancorp, Inc. and John LeBlanc

10.4	Employment Agreement, dated July 9, 2007, between Bank of New Orleans and John LeBlanc

99.1	Press Release, dated July 9, 2007